Finance debt - Current finance debt (Details) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Current finance debt [abstract]
Collateral liabilities	$ 458	$ 1,571
Non-current finance debt due within one year	2,400	2,547
Other including US Commercial paper programme and bank overdraft	3,138	241
Total current finance debt	$ 5,996	$ 4,359
Weighted average interest rate (%)	3.77%	2.22%
Commerical paper program issuance	$ 1,895	$ 227